                                                                               .
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        NORTHERN EQUITY INDEX FUNDS

        - MID CAP INDEX FUND
        - INTERNATIONAL EQUITY INDEX FUND

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             PROSPECTUS DATED FEBRUARY 14, 2005          An investment in a Fund is not a deposit of any bank and is
         ------------------------------------------      not insured or guaranteed by the Federal Deposit Insurance
                                                         Corporation ("FDIC") or any other government agency. An
                                                         investment in a Fund involves investment risks, including
                                                         possible loss of principal.
                                                         The Securities and Exchange Commission ("SEC") has not
                                                         approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the
                                                         contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS

TABLE OF CONTENTS

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RISK/RETURN SUMMARY
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Information about the objectives, principal
strategies, and risk characteristics of each Fund.
OVERVIEW
     3    Definitions
4    EQUITY INDEX FUNDS
     4    Mid Cap Index Fund
     5    International Equity Index Fund
6    PRINCIPAL INVESTMENT RISKS
8    FUND PERFORMANCE
9    BROAD-BASED SECURITIES MARKET INDICES
10   FUND FEES AND EXPENSES
------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------
Details that apply to the Funds as a group.
14   INVESTMENT ADVISER
15   ADVISORY FEES
16   FUND MANAGEMENT
17   OTHER FUND SERVICES
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ABOUT YOUR ACCOUNT
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How to open, maintain and close an account.
18   PURCHASING AND SELLING SHARES
     18   Purchasing Shares
     18   Opening an Account
     20   Selling Shares
22   ACCOUNT POLICIES AND OTHER INFORMATION
     22   Calculating Share Price
     22   Timing of Purchase Requests
     22   Miscellaneous Purchase Information
     23   Timing of Redemption and Exchange Requests
     23   Payment of Redemption Proceeds
     23   Redemption Fees
     24   Miscellaneous Redemption Information
     24   Exchange Privileges
     24   Excessive Trading in Fund Shares
     24   In-Kind Purchases and Redemptions
     25   Telephone Transactions
     25   Making Changes to Your Account Information
     25   Signature Guarantees
     25   Business Day
     25   Good Order
     25   Customer Identification Program
     26   Early Closings
     26   Emergency Events
     26   Financial Intermediaries
     27   Shareholder Communications
28   DIVIDENDS AND DISTRIBUTIONS
29   TAX CONSIDERATIONS
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RISKS, SECURITIES, TECHNIQUES AND
FINANCIAL INFORMATION
------------------------------------------------------
31   RISKS, SECURITIES AND TECHNIQUES
     31   Additional Information on Investment
          Objectives, Principal Investment Strategies
          and Related Risks
     34   Additional Description of Securities and
          Common Investment Techniques
     41   Disclaimers
42   FINANCIAL INFORMATION

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FOR MORE INFORMATION
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44   ANNUAL/SEMIANNUAL REPORTS
44   STATEMENT OF ADDITIONAL INFORMATION

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

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The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes two of the four equity index funds (the "Funds") offered by the Trust. The Trust also offers other funds, including money market funds, fixed income funds and additional equity funds, which are described in separate prospectuses.

In addition to the instruments described on the following pages, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" of this Prospectus beginning on page 31 and in the Statement of Additional Information (the "Additional Statement").

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DEFINITIONS
------------------------------------------------------------

EQUITY FUNDS. These Funds invest primarily in equity securities. As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, interests in partnerships, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

RISK/RETURN SUMMARY


                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 3

EQUITY INDEX FUNDS


MID CAP INDEX FUND
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INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400(R) Index").

The S&P MidCap 400 Index is a composite stock price index of mid cap common stocks selected by Standard & Poor's. The companies chosen for inclusion in the S&P MidCap 400 Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor's Rating Services ("S&P"). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of September 30, 2004, the market capitalization of the companies in the S&P Midcap Index 400 Index was between $260 million and $8.8 billion.

S&P does not endorse any stock in the S&P MidCap 400 Index. It is not a sponsor of the Mid Cap Index Fund and is not affiliated with the Fund in any way.

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PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the assets in equity securities included in the S&P MidCap 400 Index, in weightings that approximate the relative composition of securities contained in the Index and in futures of the Index approved by the Commodity Futures Trading Commission ("CFTC").

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P MidCap 400 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P MidCap 400 Index. Because the Fund will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the S&P MidCap 400 Index.

The Investment Adviser expects that under normal circumstances the quarterly performance of the Fund, before expenses, will track the performance of the S&P MidCap 400 Index within a 0.95 correlation coefficient.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking, mid cap stock and technology securities risks. See pages 6-7 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 6 of this Prospectus.


                    4 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE(R) Index.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2004, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Fund and is not affiliated with the Fund in any way.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the Index and in futures of the Index approved by the CFTC.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the MSCI EAFE Index. Because the Fund will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the MSCI EAFE Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Fund's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund's performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

The Investment Adviser expects under normal circumstances the quarterly performance of the Fund, before expenses, will track the performance of the MSCI EAFE Index within a 0.95 correlation coefficient.

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking, currency, country, and foreign regulatory risks. See pages 6-7 for a discussion of these risks.

More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 6 of this Prospectus.

RISK/RETURN SUMMARY


                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 5

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.
AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
The following summarizes the principal risks that apply to the Funds.

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--------------------------------------------------------------

RISKS THAT APPLY TO BOTH FUNDS
--------------------------------------------------------------

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility.

DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

TRACKING RISK is the risk that a Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

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RISKS THAT APPLY PRIMARILY TO THE MID CAP INDEX FUND
------------------------------------------------------------

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

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RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL EQUITY INDEX FUND
------------------------------------------------------------

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.


                    6 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

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OTHER RISKS
--------------------------------------------------------------

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses which may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

More information about the Funds is provided in "Risks, Securities and Techniques" beginning on page 31. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Fund.

RISK/RETURN SUMMARY


                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 7

FUND PERFORMANCE


THE BAR CHART AND PERFORMANCE TABLE HAVE BEEN OMITTED BECAUSE THE FUNDS HAVE BEEN IN OPERATION FOR LESS THAN ONE CALENDAR YEAR.

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                    8 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

BROAD-BASED SECURITIES MARKET INDICES


THE MSCI EAFE INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2004, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE S&P MIDCAP 400 INDEX is an unmanaged index consisting of 400 mid cap stocks.

RISK/RETURN SUMMARY


                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 9

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please see page 12 for the relevant footnotes to the following table. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 22.)

                                          ---------------------------------------------------------------------------------------
                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                          ---------------------------------------------------------------------------------------
                                          Sales Charge                              Sales Charge
                                             (Load)                                (Load) Imposed
                                           Imposed on         Deferred Sales       on Reinvested        Redemption       Exchange
FUND                                        Purchases         Charge (Load)        Distributions         Fees(1)           Fees
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Mid Cap Index                                 None                 None                 None                None           None
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International Equity Index                    None                 None                 None              2.00%*           None
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                                          ------------------------------------------------------------------------


                    10 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISK/RETURN SUMMARY

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ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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Management               Distribution                   Other                   Total Annual Fund
   Fees                 (12B-1) Fees(2)              Expenses(3)              Operating Expenses(4)
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  0.20%                     0.00%                      0.38%                         0.58%
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  0.25%                     0.00%                      0.46%                         0.71%
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* The International Equity Index Fund has a redemption fee on shares sold or exchanged (as a percentage of amount redeemed) within 30 days of purchase.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 11

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FOOTNOTES
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(1) A fee of $15.00 may be applicable for each wire redemption.

(2) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.

(3) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net asset value of each Fund.

(4) As a result of voluntary fee reductions, waivers and reimbursements, "Total Annual Net Fund Operating Expenses" which are expected to be actually incurred by the Funds during the current fiscal year are set forth below. By operation of these voluntary fee reductions, waivers and reimbursements at their current rates, the total estimated fees to be paid by the Funds to The Northern Trust Company and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." Voluntary fee reductions, waivers and reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser or other service providers to the Funds. When this occurs, "Total Annual Net Fund Operating Expenses" actually incurred by the Funds may increase (or decrease) without shareholder approval.

                                   ----------------------------------------------------------------------------------------------
                                                                                                                 Total Annual Net
                                     Management Fees          Distribution        Other         Reimbursed        Fund Operating
FUND                                 (After Waivers)          (12b-1) Fees       Expenses        Amounts*            Expenses
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Mid Cap Index                             0.20%                  0.00%            0.38%           0.28%               0.30%
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International Equity Index                0.25%                  0.00%            0.46%           0.26%               0.45%
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                                              -----------------------------------------------------------------------------------

* "Reimbursed Amounts" are charged first against "Management Fees (After Waivers)" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees (After Waivers)."

                    12 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISK/RETURN SUMMARY

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EXAMPLE
--------------------------------------------------------------

The following Example is intended to help you compare the cost of investing in a Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   ---------------------------
FUND                                                               1 Year              3 Years
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Mid Cap Index                                                       $ 59                $ 186
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International Equity Index                                          $ 73                $ 227
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                                                                   ---------------------------



                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 13

INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser") serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2004, administered in various capacities approximately $2.4 trillion of assets, including approximately $535 billion of assets under discretionary management.

Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


                    14 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

ADVISORY FEES


As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates for the Mid Cap Index Fund and International Equity Index Fund of 0.20% and 0.25%, respectively.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 15

FUND MANAGEMENT

THE INVESTMENT ADVISER EMPLOYS A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS.

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                    16 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

OTHER FUND SERVICES


TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 17

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

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BY MAIL
--------------------------------------------------------------

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.

- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution (or other acceptable evidence of authority).

- Mail your check, corporate resolution (if needed) and completed New Account Application to:

  Northern Funds

  P.O. Box 75986

  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds

  801 South Canal Street

  Chicago, Illinois 60607

- For subsequent investments:

 - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

 - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

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BY WIRE
------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire federal funds to:

  The Northern Trust Company

  Chicago, Illinois

  ABA Routing No. 0710-00152

  (Reference 10 Digit Fund Account No.)

  (Reference Shareholder's Name)

------------------------------------------------------------

BY DIRECT DEPOSIT
------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the Automated Clearing House ("ACH").

- Have your employer send payments to:

  ABA Routing No. 0710-00152

  (Reference 10 Digit Fund Account No.)

  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


                    18 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

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BY AUTOMATIC INVESTMENT
--------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Application.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

--------------------------------------------------------------

BY DIRECTED REINVESTMENT
--------------------------------------------------------------

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

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BY EXCHANGE
--------------------------------------------------------------

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares-By Exchange."

------------------------------------------------------------

BY INTERNET
------------------------------------------------------------

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

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THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 19

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;

- The signature of all account owners;

- A signature guarantee is also required if:

 - The proceeds are to be sent elsewhere than the address of record, or

 - The redemption amount is greater than $50,000.

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BY WIRE
--------------------------------------------------------------

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

------------------------------------------------------------

BY SYSTEMATIC WITHDRAWAL
------------------------------------------------------------

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

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BY EXCHANGE
------------------------------------------------------------

Northern Funds offers you the ability to exchange shares of one Fund in the Northern Funds family for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by phone.

- If your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.


                    20 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on page 20 under "Selling Shares - By Mail" and outlined below under "Selling Shares - By Internet," respectively.

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BY INTERNET
--------------------------------------------------------------

You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

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REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
--------------------------------------------------------------

If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

- Although the Funds impose no charges when you redeem (other than the 2% redemption fee charged for shares of the International Equity Index Fund held for less than 30 days), when shares are purchased through Northern Trust or other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 21

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Central time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds' investments may be otherwise determined in good faith under procedures established by the Trustees. For example, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Short-term obligations held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are either received by the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Fund(s), provided that either:

- The Transfer Agent receives payment by 3:00 p.m., Central time, on the same Business Day; or

- The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day depending on the terms of Northern Funds' agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

- You may initiate transactions between Northern Trust accounts and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.

- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 26.

- Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this


                    22 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northern-funds@ntrs.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price for the applicable Fund(s) (less redemption fee, if any).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price for the applicable Fund(s) (less redemption fee, if any).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the check has cleared. This may take up to fifteen days from the purchase date.

REDEMPTION FEES. The International Equity Index Fund charges a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are be treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

- Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

- Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

- Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

- Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

- Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

- Redemptions to satisfy minimum required distributions from retirement accounts;

- Redemptions representing the return of excess contributions in retirement accounts; and

- Redemptions initiated by the Fund.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. The Fund also reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's method for tracking and


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 23 calculating the redemption fee may differ in some respects from that used by the Fund. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application.

- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- Northern Funds reserves the right to redeem shares held by any shareholder in other circumstances deemed to be in the best interest of a Fund.

- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, go to northerntrust.com/privatepassport or contact your Relationship Manager.

- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 26.

EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Northern Funds family for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund that you own and the purchase of shares of another Fund that you are acquiring. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN FUND SHARES. Northern Funds discourages excessive short-term trading that could be disruptive to the management of a Fund. Excessive, short-term trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm portfolio performance and result in dilution in the value of Fund shares of long-term shareholders. If a shareholder makes more than two "round trips" in a Fund during a calendar quarter, Northern Funds may, in its discretion, refuse to process additional purchase or exchange orders by the shareholder. A "round trip" is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. In addition, Northern Funds may, in its discretion, reject any other purchase or exchange order from a shareholder if Northern Funds determines that the shareholder's short-term trading activity is excessive, regardless of whether or not the shareholder has made two round trips in a calendar quarter. It should be noted that the ability of Northern Funds to monitor and limit the trading activity of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash)


                    24 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. Telephone requests are recorded. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing (or follow the procedures found on page 19 for initiating transactions by the Internet).

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For the period February 14, 2005 through February 14, 2006, the Funds intend to be closed on the following holidays: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day (observed), New Year's Day (observed) and Martin Luther King, Jr. Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

- The account number (if issued) and Fund name;

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

- Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 25 reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right to: (a) place limits on account transactions until the investor's identity is verified; (b) refuse an investment in Northern Funds or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment


                    26 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

Advisers (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and, after the close of Northern Funds' fiscal year on March 31, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by phone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 27

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

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You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Northern Funds family at its net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Northern Funds family, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Northern Funds family in which you maintain an account.

The following table summarizes the general distribution policies for each of the Funds. A Fund with an annual dividend or distribution policy may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

                                                            --------------------------------------------------------------
                                                            Dividends, if any,                      Capital Gains, if any,
FUND                                                        Declared and Paid                         Declared and Paid
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Mid Cap Index                                                    Annually                                  Annually
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International Equity Index                                       Annually                                  Annually
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                                                            --------------------------------------------------------------


                    28 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX CONSIDERATIONS


Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain. Except as discussed below, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Distributions attributable to the net capital gain of a Fund (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

Under recent changes to the Internal Revenue Code of 1986, as amended (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date.

Other Fund distributions, including distributions attributable to short-term capital gains, interest income and other ordinary income, will generally be taxable to you as ordinary income.

A percentage of distributions paid by the Funds to shareholders who are corporations may also qualify for the dividends-received deduction for corporations. This percentage, however, may be reduced as a result of a Fund's securities lending activities by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected, however, that distributions paid by the International Equity Index Fund will generally not qualify for this deduction.

You should note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 29

There are certain tax requirements that the Funds must meet in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund distributions, if any, that are attributable to interest on certain types of federal securities.

THE INTERNATIONAL EQUITY INDEX FUND. It is expected that the International Equity Index Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Index Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (a) to credit such proportionate amount of taxes against federal income tax liability or (b) to take such amount as an itemized deduction.

SUNSET TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.


                    30 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.

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ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from or based upon the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate investments, including leveraged "inverse floaters").

Investment Strategy. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds may also use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives recently have been developed and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividends and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 31 currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Investment Strategy. The International Equity Index Fund intends to invest a substantial portion of its total assets in foreign securities.

The International Equity Index Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Equity Index Fund may invest up to 25% of its total assets in emerging markets.

Special Risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

While the Fund's investments may be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's respective net currency positions may expose them to risks independent of their securities positions.


                    32 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxemborg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia were admitted to the European Union in May 2004. These ten countries will not adopt the euro as their new currency immediately because they first have to show that their economies have converged with the economy of the euro zone.

The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

Investment Strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective.

Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TRACKING RISK. The Funds seek to track the performance of their respective benchmark indices.

Investment Strategy. Under normal market conditions, the Investment Adviser expects the quarterly performance


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 33 of the Funds, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

Special Risks. The Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Fund from achieving its investment objective.

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ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
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BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of the value of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that
(a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment Strategy. The Funds may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's return and its ability to achieve its investment objective.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Investment Strategy. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.


                    34 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

Special Risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. Each of the Funds may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment Strategy. The Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

Investment Strategy. To the extent consistent with its investment objective, each Fund may invest in futures contracts and options on futures contacts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 35 futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as an Investment Adviser determines, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.


                    36 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM), S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds (or "ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Funds may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment advisers.

Investment Strategy. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Special Risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

Investment Strategy. To the extent consistent with its investment objective, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 37 in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. Each Fund may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS ("REIT"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment Strategy. The Funds may invest in REITs.

Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Fund acquires the securities.

Special Risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described


                    38 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund's distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund's distributions that qualify for the dividends received deduction available to corporate shareholders (together, "qualifying dividends") may be reduced as a result of such Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives, the Funds may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

Investment Strategy. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund may also miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the

U.S. government, an agency, instrumentality or sponsored enterprise thereof, and
(b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective, each Fund may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 39 the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Investment Strategy. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective.

Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

Investment Strategy. Each Fund may invest in warrants and similar rights. A Fund may also purchase bonds that are issued in units with warrants.

Special Risks. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and


                    40 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Investment Strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS

The Mid Cap Index Fund is not sponsored, endorsed or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P MidCap 400 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P MidCap 400 Index or any data included therein.

The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index or any data included therein. The Additional Statement contains a more detailed description of the limited relationship MSCI has with Northern Trust and the International Equity Index Fund.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 41

FINANCIAL INFORMATION


THERE ARE NO FINANCIAL HIGHLIGHTS FOR THE MID CAP INDEX AND INTERNATIONAL EQUITY INDEX FUNDS BECAUSE THEY COMMENCED OPERATIONS ON OR AFTER THE DATE OF THIS PROSPECTUS.

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                    42 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 43

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders when they are prepared.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies also is available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling The Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

Call 800/595-9111

------------------------------------------------------------

BY MAIL
------------------------------------------------------------

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

------------------------------------------------------------

ON THE INTERNET
------------------------------------------------------------

The Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov (text-only).

- Northern Funds' Web site at northernfunds.com.

You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.

811-08236


                    44 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               MID CAP INDEX FUND
                         INTERNATIONAL EQUITY INDEX FUND

                                 NORTHERN FUNDS
                                  (THE "TRUST")


         This Statement of Additional Information dated February 14, 2005 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated February 14, 2005, as amended or supplemented from time to time, for the Mid Cap Index Fund and International Equity Index Fund (collectively, the "Funds") of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


         An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in a Fund involves investment risks, including possible loss of principal.

INDEX


                                                                                              Page

ADDITIONAL INVESTMENT INFORMATION................................................................1
      Classification and History.................................................................1
      Investment Objectives and Policies.........................................................1
      Investment Restrictions....................................................................15

ADDITIONAL TRUST INFORMATION.....................................................................17
      Trustees and Officers......................................................................17
      Standing Board Committees..................................................................22
      Trustee Ownership of Fund Shares...........................................................23
      Trustee and Officer Compensation...........................................................24
      Code of Ethics.............................................................................24
      Investment Adviser, Transfer Agent and Custodian...........................................25
      Proxy Voting...............................................................................28
      Co-Administrators and Distributor..........................................................29
      Service Organizations......................................................................30
      Counsel and Independent Registered Public Accounting Firm..................................31
      In-Kind Purchases and Redemptions..........................................................31
      Third-Party Fees and Requirements..........................................................31
      Automatic Investing Plan...................................................................32
      Directed Reinvestments.....................................................................32
      Redemptions and Exchanges..................................................................32
      Retirement Plans...........................................................................32
      Expenses...................................................................................32

PERFORMANCE INFORMATION..........................................................................33
      General Information........................................................................36

NET ASSET VALUE..................................................................................37

TAXES............................................................................................38
      Federal - General Information..............................................................38
      State and Local Taxes......................................................................39
      Taxation of Certain Financial Instruments..................................................39
      Foreign Investors..........................................................................40

DESCRIPTION OF SHARES............................................................................40

OTHER INFORMATION................................................................................43

APPENDIX A.......................................................................................A-1

APPENDIX B.......................................................................................B-1

                        ADDITIONAL INVESTMENT INFORMATION


CLASSIFICATION AND HISTORY


         Northern Funds (the "Trust") is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

          Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust on July 31, 2000.

INVESTMENT OBJECTIVES AND POLICIES


         The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.) to be substantially similar to those of any other investment otherwise permitted by a Fund's investment policies.

         To the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Fund's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name.

Mid Cap Index Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400(R) Index").

International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE(R) Index.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"). To the extent consistent with their respective investment objectives, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

         A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

         ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds' liquidity and value.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

         CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

         The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

         CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

         CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

         EQUITY SWAPS. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's Rating Service ("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

         EUROPEAN DEPOSITARY RECEIPTS ("EDRS"). To the extent consistent with their respective investment objectives and policies, the Funds may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

         FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, to the extent consistent with its investment objectives, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

         FOREIGN INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in securities of foreign issuers. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. The holdings of the Funds, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

         The Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         To the extent permitted by their investment policies, the Funds, may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         Unanticipated political, economic or social developments may affect the value of a Fund's investments in emerging market countries and the availability to a Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect a Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of Funds may expose them to risk independent of their securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed their respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

         Investors should understand that the expense ratios of the International Equity Index Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         As noted in the Prospectus, the International Equity Index Fund invests primarily in the equity securities included in the MSCI EAFE Index.
As of September 30, 2004, sixteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) constituted approximately 71% of the MSCI EAFE Index. Five Asian/Pacific countries (Australia, Hong Kong, Japan, New Zealand and Singapore) accounted for the remaining 29%.

         Countries in which the Funds may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         The International Equity Index Fund may invest a significant percentage of their assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War
II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

         Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan's manufactured exports, may affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

         The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced.

         The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

         FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

         The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes.

         When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's (the "CFTC's") regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

         INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

         INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Funds and their Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         A Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

         INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or
(b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Funds in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Funds may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets. Investments by the Funds in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions.

         Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

         As noted in the Prospectus, the Funds may invest in iShares(sm), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

         iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International Inc. ("MSCI") indices for various countries and regions. iShares are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares also could be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500(R) Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Fund Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

         Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument that a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

         OPTIONS. To the extent consistent with its investment objective, each Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

         All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

         With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

         A Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Code, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

         REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

         STOCK INDICES. The S&P MidCap 400 Index is a composite stock price index of common stocks selected by Standard & Poor's Corporation ("Standard & Poor's"). The companies chosen for inclusion in the S&P MidCap 400 Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor's Rating Services. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

         The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2004, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

         The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the "MSCI Parties"). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Funds generally or in the International Equity Index Fund particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Index Fund or the issuer or shareholders of the International Equity Index Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Index Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Index Fund or any other person or entity in connection with the administration, marketing or offering of the International Equity Index Fund.

         Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Index Fund, owners of the International Equity Index Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

         STRIPPED SECURITIES. To the extent consistent with its investment policies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         TRACKING VARIANCE. As discussed in their Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration,

Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Funds, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

         Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

         WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion Rating Service Limited ("Dominion"), Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

         ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.


INVESTMENT RESTRICTIONS


         Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)      Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

         For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an exemptive application.

         In applying Restriction No. 8 above, a security is considered to be issued by the entity or entities whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund's total assets.

         For the purpose of Investment Restriction No. 6, in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard (except that the International Equity Index Fund will use the Morgan Stanley Capital International industry classification titles). For the purpose of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of the underlying assets.

         Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

         Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- Northern Funds offers 31 portfolios and Northern Institutional Funds offers 23 portfolios.

NON-INTERESTED TRUSTEES:

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                                     OTHER
SERVICE AS                                                                                              DIRECTORSHIPS
TRUSTEE (2)                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                                 HELD BY TRUSTEE(3)
-----------------------------------------------------------------------------------------------------------------------------------
William L. Bax(4)          -     Managing Partner of PricewaterhouseCoopers (an accounting firm)        -   Sears, Roebuck &
Age: 61                          from 1999 to 2003;                                                         Co. (a retail company).
Trustee since 2005         -     Trustee of DePaul University;
                           -     Director of Children's Memorial Hospital since 1997;
                           -     Director of Big Shoulders Fund since 1997.

Richard G. Cline           -     Chairman and President of Hawthorne Investors, Inc. (a management      -   PepsiAmericas
Age: 69                          advisory services and private investment company) since 1996;              (a soft drink bottling
Trustee since 2000         -     Managing Partner of Hawthorne Investments, LLC (a management               company);
                                 advisory services and private investment company) since 2001;          -   Ryerson Tull, Inc. (a
                           -     Managing Member, Hawthorne Investments II (private investments)            metals distribution
                                 since 2004;                                                                company).
                           -     Chairman and Director of Hussmann International, Inc. (a
                                 refrigeration company) from 1998 to 2000.

Edward J. Condon, Jr.      -     Chairman and CEO of The Paradigm Group, Ltd. (a financial              -   None
Age: 64                          adviser) since 1993;
Trustee since 2000         -     Principal and Co-Founder of Paradigm Capital since 1996;
                           -     Senior Partner of NewEllis Ventures since 2001;
                           -     Member of the Board of Managers of The Liberty Hampshire
                                 Company, LLC (a receivable securitization company) from 1996 to
                                 2001;
                           -     Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
                           -     Member and Director of the Illinois Venture Capital Assoc.
                                 since 2001;
                           -     Trustee of Dominican University;
                           -     Member of the Board of Directors of the Chicago Children's
                                 Museum;
                           -     Member of the Board of Governors, The Metropolitan Club.

William J. Dolan, Jr.      -     Financial Consultant, Ernst & Young LLP (an accounting firm)           -   None
Age: 72                          from 1992 to 1993 and 1997;
Trustee since 1994         -     Partner of Arthur Andersen LLP (an accounting firm) from
                                 1966 to 1989.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or
         (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)      Mr. Bax was appointed to the Trust as of January 1, 2005.

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                                    OTHER
SERVICE AS                                                                                             DIRECTORSHIPS
TRUSTEE (2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                                   HELD BY TRUSTEE(3)
-----------------------------------------------------------------------------------------------------------------------------------

Sharon Gist Gilliam     -    Executive Vice President of Unison-Maximus, Inc. (an aviation and         -   None
Age: 61                      governmental consulting company).
Trustee since 2001

Sandra Polk Guthman     -    CEO of Polk Bros. Foundation (an Illinois not-for-                        -   None
Age: 60                      profit corporation) since 1993;
Trustee 2000            -    Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                        -    Director of STS Consultants, Ltd. (an employee-owned engineering consulting firm).

Michael E. Murphy(4)    -    President of Sara Lee Foundation (philanthropic organization)             -   Coach, Inc.;
Age: 68                      from 1997 to 2001.                                                        -   Payless Shoe Source,
Trustee since 1998                                                                                         Inc. (a retail shoe
                                                                                                           store business);
                                                                                                       -   GATX Corporation
                                                                                                           (a railroad holding
                                                                                                           company).

Richard P. Strubel      -    Vice Chairman, President and Chief Operating Officer of UNext Inc.-           Gildan Activewear,
Age: 65                      (a provider of educational services via the Internet) since 2003 and          Inc. (an athletic
Trustee since 2000            1999, respectively;                                                          clothing
                        -    Director of Cantilever Technologies (a private software company)              marketing and
                             since 1999.                                                                   manufacturing company);
                                                                                                           Goldman Sachs Mutual
                                                                                                           Fund Complex (63
                                                                                                           portfolios).


(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or
         (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) On December 31, 2003, a family limited partnership controlled by Mr. Murphy owned 4,000 shares, and another member of Mr. Murphy's immediate family owned 1,000 shares, of Northern Trust Corporation with an approximate value of $230,000. These shares represented less than 1% of the outstanding shares of Northern Trust Corporation. In July 2004, these shares were sold. In addition, prior to March 2004, Mr. Murphy was a member of the governing board of three privately-offered investment companies that were advised and/or distributed by NTI or its affiliates.

INTERESTED TRUSTEES:

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                                OTHER
SERVICE AS                                                                                         DIRECTORSHIPS
TRUSTEE (2)                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                            HELD BY TRUSTEE(3)
----------------------------------------------------------------------------------------------------------------------------
Mary Jacobs Skinner,       -     Partner in the law firm of Sidley Austin Brown & Wood.             -     None
Esq.(4)
Age: 47
Trustee since 1998

Stephen Timbers (4)        -     Vice Chairman of Northern Trust Corporation and The Northern       -     USF Corporation;
Age: 60                          Trust Company from 2003 to 2004;
Trustee since 2000         -     President, Chief Executive Officer of Northern Trust               -     Calamos Mutual Funds
                                 Investments, N.A. (formerly known and conducting business as             Complete (8 portfolios);
                                 Northern Trust Investments, Inc.) from 2001 to 2004;
                           -     President of Northern Trust Global Investments,                    -     Calamos Closed-End Funds.
                                 a division of Northern Trust Corporation and
                                 Executive Vice President of The Northern Trust
                                 Company from 1998 to 2003.


(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or
         (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under 1940 Act.

(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Timbers is deemed to be an "interested" Trustee because he is a former officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST


NAME, ADDRESS, AGE, POSITIONS
HELD WITH TRUST AND LENGTH OF
SERVICE (1)                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------- ------------------------------------------------

Lloyd A. Wennlund               Executive Vice President since 2003 and
Age: 47                         Director since 2001 of Northern Trust
50 South LaSalle Street         Investments, N.A.; Executive Vice President
Chicago, IL  60675              and other positions at The Northern Trust
President since 2000            Company, President of Northern Trust
                                Securities, Inc., and Managing Executive,
                                Mutual Funds for Northern Trust Global
                                Investments since 1989.

Eric K. Schweitzer              Senior Vice President at Northern Trust
Age: 43                         Investments, N.A. since 2001 and Senior Vice
50 South LaSalle Street         President at The Northern Trust Company and the
Chicago, IL  60675              Director of Distribution, Product Management and
Vice President since 2000       Client Services in the Mutual Fund Group of
                                Northern Trust Global Investments since 2000;
                                Managing Director of Mutual Funds for U.S.
                                Bancorp from 1997 to 2000.

Stuart Schuldt                  Senior Vice President and Division Manager of
Age: 43                         Fund Administration and Fund Accounting, The
50 South LaSalle Street         Northern Trust Company since 1998.
Chicago, IL  60675
Treasurer since 2005

Susan J. Hill                   Senior Vice President of Compliance of Northern
Age: 48                         Trust Global Investments Administration since
50 South LaSalle Street         2004; Vice President of Compliance of Northern Trust
Chicago, IL 60675               Global Investments Administration from 2002 to 2004;
Chief Compliance Officer        Vice President at Van Kampen Investments
since 2004                      from 1992 to 2000.

Wes L. Ringo                    Senior Vice President of Northern Trust
Age: 54                         Investments, N.A. and Compliance Director of
50 South LaSalle Street         Northern Trust Securities, Inc. since 2001;
Chicago, IL 60675               Managing Director, Assistant General Counsel and
Anti-Money Laundering           Director of Regulatory Affairs of U.S. Bancorp
Compliance Officer since 2002   Piper Jaffrey from 1996 to 2001.

Brian R. Curran                 Vice President and Director of Fund
Age: 37                         Administration at PFPC Inc. since 1997; Assistant
4400 Computer Drive             Treasurer of Pacific Funds; Assistant Treasurer of
Westborough, MA  01581          Flaherty & Crumine Funds.
Vice President since 1999

Brian Ovaert                    Senior Vice President and Department Head at The
Age: 43                         Northern Trust Company overseeing Fund
50 South LaSalle Street         Accounting, Transfer Agent and Fund
Chicago, IL  60675              Administration functions since 1998.
Assistant Treasurer since 2005


(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE,
POSITIONS HELD WITH TRUST      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
AND LENGTH OF
SERVICE (1)
------------------------------ -------------------------------------------------
Jeffrey A. Dalke, Esq.         Partner in the law firm of Drinker Biddle &
Age: 54                        Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA  19103-6996
Secretary since 2000

Linda J. Hoard, Esq.           Senior Counsel and Vice President at PFPC Inc.
Age: 57                        since 1998.
4400 Computer Drive
Westborough, MA 01581
Assistant Secretary since
1999

Lori V. O'Shaughnessy          Counsel and Vice President at PFPC Inc. since
Age: 33                        2005; Associate Counsel and Director at PFPC Inc.
4400 Computer Drive            from 2002 to 2005; Associate Counsel at Investors
Westborough, MA  01581         Bank & Trust Company, a financial service provider
Assistant Secretary since      from 2001 to 2002; Manager in the Regulatory
2003                           Administration Department of PFPC Inc. prior
                               thereto.



(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

         STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with its governance of the Funds: Audit, Governance and Valuation.

         The Audit Committee consists of five members: Messrs. Condon (Chairperson), Bax, Dolan and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairperson, the Committee Chairperson or the auditors. During the fiscal year ended March 31, 2004, the Audit Committee convened four times.

         The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Dolan and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended March 31, 2004, the Governance Committee convened five times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectus and should be directed to the attention of Northern Funds Governance Committee.

         The Valuation Committee consists of three members: Messrs. Murphy (Chairperson) and Timbers and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Funds in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2004, the Valuation Committee convened three times.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.

                      INFORMATION AS OF DECEMBER 31, 2004

                                                   AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF      REGISTERED INVESTMENT COMPANIES
                         EQUITY SECURITIES          OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE            IN EACH FUND        FAMILY OF INVESTMENT COMPANIES*
---------------          -----------------     -------------------------------

William L. Bax **              None                        None

Richard G. Cline               None                   Over $100,000

Edward J. Condon, Jr           None                   Over $100,000

William J. Dolan, Jr           None                  $50,001-$100,000

Sharon Gist Gilliam            None                        None

Sandra Polk Guthman            None                   Over $100,000

Michael E. Murphy              None                   Over $100,000

Mary Jacobs Skinner            None                   Over $100,000

Richard P. Strubel             None                   Over $100,000

Stephen B. Timbers             None                   Over $100,000

* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2004, Northern Institutional Funds offered 23 portfolios and Northern Funds, not including the Funds described in this Additional Statement, offered 29 portfolios.

**       Mr. Bax was appointed to the Trust as of January 1, 2005.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

         The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2004.

                                                    Total Compensation
                                                   from Fund Complex (1)

William L. Bax(2)                                     $      0
Richard G. Cline                                      $118,250
Edward J. Condon, Jr.                                 $ 97,250
William J. Dolan, Jr.                                 $ 95,750(3)
Sharon Gist Gilliam                                   $ 90,500
Sandra Polk Guthman                                   $ 97,250
Michael E. Murphy                                     $ 97,250
Richard P. Strubel                                    $ 93,250
Mary Jacobs Skinner                                   $ 90,500(4)
Stephen Timbers(5)                                    $      0


(1) As of December 31, 2003, the Northern Mutual Fund Complex offered Northern Institutional Funds (23 portfolios) and Northern Funds (30 portfolios).

(2)      Mr. Bax was appointed to the Trust as of January 1, 2005.

(3) For the fiscal year ended March 31, 2004, Mr. Dolan elected to defer $54,675 of $95,750 total compensation.

(4) For the fiscal year ended March 31, 2004, Ms. Skinner elected to defer $45,250 of $90,500 total compensation.

(5) Mr. Timbers began receiving payment from the Funds for his service in April 2004.

         The Trust does not provide pension or retirement benefits to its Trustees.

         Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Asset Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

         Northern Trust Corporation and/or its affiliates, of which Messrs. Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

         The Trust, its Investment Adviser and the principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

         Northern Trust Investments, N.A. ("NTI" or "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a direct subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serves as the Investment Adviser of each of the Funds. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

         TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

         Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2004, administered in various capacities approximately $2.4 trillion of assets, including approximately $535 billion of assets for which Northern Trust and its affiliates had investment management responsibilities.

         Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services. The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

         The Trust's Investment Advisory and Ancillary Services Agreements with the Investment Adviser (the "Advisory Agreements") have been approved with respect to the Funds by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Funds. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on
(i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems, news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

         Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, normally are traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds' interests.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts, the Agreements provide that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

         The Advisory Agreements provide that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

         From time to time, the Investment Adviser may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Funds.

         As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets).

                                             Contractual Rate

Mid Cap Index                                     0.20%
International Equity Index                        0.25%

         Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net asset value of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

         Under its Custody Agreement (and in the case of the International Equity Index Fund, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. The Custodian also may appoint agents to carry out such of the provisions of the Custody Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct.

         As compensation for the services rendered with respect to the Trust by the Custodian to the Mid Cap Index Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows; (a) a basic custodial fee of (i) $18,000 annually for the Fund, plus
(ii) 1/100th of 1% annually of the Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for the Fund, plus (ii) 1/100th of 1% annually of the Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses
(c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the International Equity Index
Fund and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment as follows: (i) $35,000 annually for the International Equity Index Fund, plus (ii) 9/100th of 1% annually of the Fund's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Equity Index Fund by TNTC, TNTC is entitled to receive $25,000 for the first $50 million of the Fund's average daily net assets and 1/100th of 1% of the Fund's average daily net assets in excess of $50 million.

         The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily-uninvested U.S. cash balances (if any).

         Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2006, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian, or Transfer Agent, as the case may be, on 60 days' written notice.

         The Advisory Agreement was approved with respect to the Funds by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940
Act) of any party thereto (the "non-interested trustees") on October 26, 2004 and re-approved on February 11, 2005. At these meetings, the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees considered, in particular, the Funds' contractual advisory fee rates, the Funds' respective operating expense ratios; and the Investment Adviser's expected voluntary fee waivers and expense reimbursements for the Funds. The information on these matters also was compared to similar information for other mutual funds. In addition, the Trustees considered the Funds' investment advisory fee structure; the personnel and resources of the Investment Adviser; the types of services provided to the Funds under the Investment Advisory Agreements; and the nature of the Funds' investors. The Trustees reviewed the information comparing the Funds' total expense ratios (before and after fee waivers and expense reimbursements) to those of other mutual funds as compiled by a third party consultant. After consideration of the Adviser's presentations, the Trustees determined that the Advisory Agreements should be approved.

         Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

         In the Advisory Agreements, the Investment Adviser agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."

PROXY VOTING

         The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

         Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or by-law amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

         A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the

Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances also may justify casting different votes for different clients with respect to the same proxy vote.

         Northern Trust occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust also may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust also may be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

         Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

         A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling 800/595-9111.

         Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting the Adviser or by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov after August 31, 2005.

CO-ADMINISTRATORS AND DISTRIBUTOR

         NTI and PFPC (the "Co-Administrators"), 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Funds under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the

Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund. The Co-Administrators also are entitled to additional fees for special legal services.

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2006, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after without penalty on at least 60 days' written notice to the Trust and the other Co-Administrator.

         The Trust also has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

         Deloitte & Touche LLP, an independent registered public accounting firm, 180 North Stetson Avenue, Chicago, IL 60601-6779, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Deloitte & Touche LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

         Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

THIRD-PARTY FEES AND REQUIREMENTS

         Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the International Equity Index Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

         In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time. The Trust reserves the right on 30 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

         Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

         Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-

Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds' shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

         NTI as the Funds' Investment Adviser and Co-Administrator intends to voluntarily reimburse a portion of the Funds' expenses and/or reduce its advisory and co-administration fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

                            PERFORMANCE INFORMATION

         You may call 800/595-9111 to obtain performance information or visit northernfunds.com.

         The Funds calculate their total returns for each class of shares separately on an "annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Each Fund that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1+T)(n) = ERV

         Where:  P =   hypothetical initial payment of $1,000;
                 T =   average annual total return;
                 n =   period covered by the computation, expressed in terms
                       of years; and
                 ERV = ending redeemable value at the end of the 1-, 5- or
                       10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

         Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Each Fund that advertises an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                               P (1+T)n = ATV(D)

         Where:  P =      a hypothetical initial payment of $1,000
                 T =      average annual total return (after taxes on
                          distributions)
                 n =      number of years
                 ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

         Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                              P (1+T)(n) = ATV(DR)

         Where:  P =       a hypothetical initial payment of $1,000
                 T =       average annual total return (after taxes on
                           distributions and redemption)
                 n =       number of years
                 ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

         Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phaseouts of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

         Each Fund that advertises an "aggregate total return" for a class of shares computes such a return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                               T = [(ERV/P)] - 1

         The calculations that follow are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

GENERAL INFORMATION

         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Consumer Price Index or the Dow Jones Industrial Average. Performance of the Mid Cap Index may be compared to the S&P MidCap Index. Performance of the International Equity Index Fund may be compared to the MSCI EAFE Index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other Funds, investment products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

                                NET ASSET VALUE

         Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. For instance, if a pricing error is discovered that impacts the Fund's net asset value, the corrected net asset value would be the "official closing net asset value" and the erroneous net asset value would be "a net asset value other than the Fund's official closing net asset value." Those transactions that were processed using the erroneous net asset value may then be reprocessed using the "official closing net asset value." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         The Investment Adviser is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.

                                     TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses. Each Fund intends to comply with these requirements.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of dividends received by the Fund for domestic corporations for the year. A dividend will usually qualify if it has been received from a domestic corporation. A portion of the dividends paid by the Funds may qualify for the dividends-received deduction. The amount of such dividends may, however, be reduced as a result of a Fund's securities lending activities.

         Dividends and distributions from each Fund generally will be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

STATE AND LOCAL TAXES

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

FOREIGN INVESTORS

         For distributions attributable to a Fund's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders who are individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Fund. Under recent changes to the Code, for distributions attributable to a Fund's taxable year beginning after December 31, 2004 and before January 1, 2008, foreign shareholders will generally not be subject to withholding tax on distributions attributable to "portfolio interest" or short-term capital gains. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

                             DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's thirty-one existing series, which represent interests in the Trust's thirty-one respective portfolios, two of these portfolios are discussed in this Additional Statement.

         Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds normally are allocated in proportion to the net asset value of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         The Funds entitled to vote on a matter will vote in the aggregate and not by Fund, except as stated below. Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series
Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.

                               OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the R-1 (low) category.

Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely restrictive definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While "A" is a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated securities.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         -        Positive means that a rating may be raised.

         -        Negative means that a rating may be lowered.

         -        Stable means that a rating is not likely to change.

         -        Developing means a rating may be raised or lowered.

         -        N.M. means not meaningful.

MOODY'S

         WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

         WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

         Each DBRS rating category is appended with one of three rating trends
- "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

         In addition to confirming or changing ratings, other DBRS rating actions include:

         SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

         As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

                    I.       INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, an investor may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         An investor presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by an investor, by using futures contracts.

         Interest rate future contracts can also be used by an investor for non-hedging (speculative) purposes to increase total return.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or register with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                   II. INDEX AND SECURITY FUTURES CONTRACTS

         A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P's 100 or indices based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         An investor may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. An investor may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, an investor may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, an investor may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that an investor expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. An investor may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures and security futures contracts may also be used by an investor for non-hedging (speculative) purposes to increase total return.

III.     FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

                              IV. MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

                 V. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by an investor, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, an investor would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, an investor involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, an investor may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, an investor may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where an investor has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held by an investor may decline. If this occurred, an investor would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities or a currency before an investor is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if an investor then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the investor will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by an investor is also subject to its ability to predict correctly movements in the direction of the market. For example, if an investor has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the investor will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an investor has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. An investor may have to sell securities at a time when it may be disadvantageous to do so.

         Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of a Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

                        VI. OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, an investor may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the investor intends to purchase. Similarly, if the value of the securities held by an investor is expected to decline as a result of an increase in interest rates, the investor might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the investor because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

                               VII. OTHER MATTERS

         Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Funds are operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.